UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2006

Elgin National Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-43523	36-3908410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1020, Downers Grove, Illinois 60515-1050

(Address of principal executive offices)

Telephone Number: 630-434-7243

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently Valid OMB control number.

Item 8.01 Other Events.

On May 9, 2006, Elgin National Industries, Inc. retained Jefferies & Company, Inc. to assist it in connection with a possible refinancing of, or other transaction involving, its 11% Senior Notes due 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELGIN NATIONAL INDUSTRIES, INC.

By	/s/ Wayne J. Conner
Vice President, Treasurer, and Chief
Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

Dated: May 9, 2006